UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    May 31, 2006

    Roberts Realty Investors, Inc.
(Exact Name of Registrant as Specified in Its Charter)

    Georgia
(State or Other Jurisdiction of Incorporation)

001-13183	56-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302, Atlanta, Georgia (Address of Principal Executive Offices)	30350 (Zip Code)

    (770) 394-6000
(Registrant's Telephone Number, Including Area Code)

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of PrincipalOfficers

Roberts Realty Investors, Inc. (“Roberts Realty”) previously announced, in a Current Report on Form 8-K dated February 21, 2006, that Michael A. Quinlan and Roberts Realty’s board of directors mutually agreed that Mr. Quinlan would resign his position as Chief Financial Officer, Secretary, and Treasurer of Roberts Realty. The resignation was initially scheduled to take effect on April 14, 2006, but as announced in a Current Report on Form 8-K dated April 12, 2006, Mr. Quinlan and the board mutually agreed to extend the effective date of Mr. Quinlan’s resignation to May 31, 2006. Mr. Quinlan’s resignation occurred effective May 31, 2006.

Effective May 31, 2006, Roberts Realty has appointed a member of its board of directors, Charles R. Elliott, to replace Mr. Quinlan and serve as its Chief Financial Officer, Secretary, and Treasurer on an interim basis until Roberts Realty hires a permanent replacement to fill those positions. Mr. Elliott, age 52, previously served as Roberts Realty’s Chief Financial Officer from April 1995 until July 15, 2002. Mr. Elliott served as a director from October 1994 to February 1995, became a director again in 2000 and has continued to serve as a director since that date. Mr. Elliott also served as Roberts Realty’s Secretary and Treasurer from its inception in 1994 until July 15, 2002, when he became our Senior Vice President – Real Estate. He left Roberts Realty as a full-time employee on August 30, 2002 and returned on a full-time basis from February 17, 2003 to September 30, 2003 as Roberts Realty’s Chief Operating Officer. In this interim period, he provided limited consulting services for which he was paid a fee. Since September 2003, Mr. Elliott has been a private investor and has from time to time performed consulting services for Roberts Realty. Mr. Elliott joined Roberts Properties, Inc. in August 1993 as Chief Financial Officer and served in that role until April 1995, when he joined Roberts Realty as Chief Financial Officer. He worked for Hunneman Real Estate Corporation in Boston, Massachusetts from 1979 to 1993, most recently as a Senior Vice-President of Accounting and Finance. He holds an undergraduate degree in Accounting and a master’s degree in Finance.

Roberts Realty will compensate Mr. Elliott at a rate of $70 per hour during the period he serves as Chief Financial Officer, Secretary, and Treasurer.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: June 1, 2006	By: /s/ Charles R. Elliott Charles R. Elliott Chief Financial Officer

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